Ex-7l

                                AMENDMENT NO. 12
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             Effective March 1, 2005

                                     Between

                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

Effective April 6, 2009, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds, to show fund mergers, to add new Guaranteed Minimum Death Benefit forms designed to handle conversions of older GMDBs and to update the reinsurance premium rates for policies with the new Guaranteed Minimum Death Benefits. To effect these changes, the following provision of this Agreement is hereby amended:

|X| Schedule B-1, Contracts Subject to this Reinsurance Agreement, amendment # 11, is hereby replaced by the attached Schedule B-1.

|X| Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, amendment # 11, is hereby replaced by the attached Schedule B-2.

|X| Schedule D, QUARTERLY REINSURANCE PREMIUM RATE, Amendment # 11, is hereby replaced by the attached Schedule D.


Jackson National Life Insurance Company     ACE Tempest Life Reinsurance Ltd.


By   LISA C. DRAKE                          By  HUAN TSENG

Name Lisa C. Drake                          Name Huan Tseng

Title SVP & Chief Actuary                   Title SVP & Chief Pricing Officer

Date 3/20/09                                Date 3/17/09

                                  SCHEDULE B-1

             ANNUITY CONTRACTs Subject to this Reinsurance Agreement


Perspective II and Fifth Third Perspective II

     o    VA220 is an individual flexible premium variable and fixed annuity

     o    VA220G is a group flexible premium variable and fixed annuity

     o    This product has two Contract options:

          o    Separate Account Investment Division option and

          o    Fixed Account Option.

A)   Separate Account Investment Division Option

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B)   Guaranteed Minimum Income Benefits

Form Number*      Policy Description
7454              FutureGuard effective 10/4/2004
7485              FutureGuard effective 5/2/2005
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006
7524              6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA          6% Roll-up GMIB with Annual Reset for Washington state,
                  effective 12/3/2007
7524 A WA Unisex  6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551              6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008
7551A WA          6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state
7551A WA Unisex   6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state

C)   Optional Benefits
Form Number*      Policy Description
7360              Earnings Protection Benefit effective 10/4/2004
7461              Death Benefit Option (4% Rollup) effective 10/4/2004
7476              Death Benefit Option (4% Rollup) effective 5/2/2005
7463              Death Benefit Option (5% Rollup) effective 10/4/2004
7475              Death Benefit Option (5% Rollup) effective 5/2/2005
7470              Death Benefit Option (HAV) effective 10/4/2004
7512              Death Benefit Option (HAV) effective 1/16/2007
7462              Death Benefit Option (Comb HAV and 4% Rollup) effective
                  10/4/2004
7479              Death Benefit Option (Comb HAV and 4% Rollup) effective
                  5/2/2005
7464              Death Benefit Option (Comb HAV and 5% Rollup) effective
                  10/4/2004

7478              Death Benefit Option (Comb HAV and 5% Rollup) effective
                  5/2/2005
7513              Death Benefit Option (Comb HAV and 5% Rollup) effective
                  1/16/2007
7557              Death Benefit Option (5% Rollup) effective 10/6/2008
7559              Death Benefit Option (6% Rollup) effective 10/6/2008
7556              Death Benefit Option (HQV) effective 10/6/2008
7558              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  10/6/2008
7560              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  10/6/2008
7595              Death Benefit Option (HQV) effective 4/6/2009
7596              Death Benefit Option (5% Rollup) effective 4/6/2009
7598              Death Benefit Option (6% Rollup) effective 4/6/2009
7597              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  4/6/2009
7599              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  4/6/2009
7349              20% Additional Free Withdrawal
7465              Shortened W/D Charge Period (5 years) effective 10/4/2004
7466              Shortened W/D Charge Period (3 years) effective 10/4/2004 -
                  not available for contracts issued after 4/30/2006
7346 03/03        Premium Credit (4%)
7348 03/03        Premium Credit (2%)
7352 03/03        Premium Credit (3%)
7507              Premium Credit (5%)
7380              Reduced Administration Charge

Washington State Only
7471WA            Death Benefit Option (3% Rollup) effective 10/4/2004
7481WA            Death Benefit Option (3% Rollup) effective 5/2/2005
7472WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  10/4/2004
7482WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  5/2/2005
7515WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  1/16/2007
7556AWA           Death Benefit Option (HQV) effective 10/6/2008
7564AWA           Death Benefit Option (3%) effective 10/6/2008
7565AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  10/6/2008
7595AWA           Death Benefit Option (HQV) effective 4/6/2009
7600AWA           Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  4/6/2009

Perspective A Series

     o    VA230 is an individual flexible premium variable and fixed annuity

     o    VA230G is a group flexible premium variable and fixed annuity

A)   Separate Account Investment Division Option

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series

         Trust and JNL Variable Fund LLC (see Schedule B-2).

B)   Guaranteed Minimum Income Benefits
Form Number*      Policy Description
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006
7524              6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA          6% Roll-up GMIB with Annual Reset for Washington state,
                  effective 12/3/2007
7524 A WA Unisex  6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551              6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008
7551A WA          6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state
7551A WA Unisex   6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state

C)   Optional Benefits

Form Number*      Policy Description
7360              Earnings Protection
7474              Death Benefit Option (Return of Premium)
7475              Death Benefit Option (5% Rollup)
7476              Death Benefit Option (4% Rollup)
7477              Death Benefit Option (Highest Anniversary Value)
7512              Death Benefit Option (Highest Anniversary Value) effective
                  1/16/2007
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7513              Death Benefit Option (Comb HAV and 5% Rollup) effective
                  1/16/2007
7479              Death Benefit Option (Comb HAV and 4% Rollup)
7557              Death Benefit Option (5% Rollup) effective 10/6/2008
7559              Death Benefit Option (6% Rollup) effective 10/6/2008
7556              Death Benefit Option (HQV) effective 10/6/2008
7558              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  10/6/2008
7560              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  10/6/2008
7595              Death Benefit Option (HQV) effective 4/6/2009
7596              Death Benefit Option (5% Rollup) effective 4/6/2009
7598              Death Benefit Option (6% Rollup) effective 4/6/2009
7597              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  4/6/2009
7599              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  4/6/2009

7507              Premium Credit (5%)

Washington State Only
7481WA            Death Benefit Option (3% Rollup)
7482WA            Death Benefit Option (Comb HAV and 3% Rollup)
7515WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  1/16/2007
7556AWA           Death Benefit Option (HQV) effective 10/6/2008
7564AWA           Death Benefit Option (3%) effective 10/6/2008
7565AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  10/6/2008
7595AWA           Death Benefit Option (HQV) effective 4/6/2009
7600AWA           Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  4/6/2009

Perspective L Series

     o    VA210 is an individual flexible premium variable and fixed annuity

     o    VA210G is a group flexible premium variable and fixed annuity

A)   Separate Account Investment Division Option

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B)   Guaranteed Minimum Income Benefits

Form Number*      Policy Description
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006
7524              6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA          6% Roll-up GMIB with Annual Reset for Washington state,
                  effective 12/3/2007
7524 A WA Unisex  6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551              6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008
7551 A WA         6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state
7551 A WA Unisex  6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state

C)   Optional Benefits

Form Number*      Policy Description
7346 03/03        Premium Credit (4%)
7348 03/03        Premium Credit (2%)
7352 03/03        Premium Credit (3%)
7507              Premium Credit (5%)
7360              Earnings Protection
7380              Reduced Administration Charge
7470              Death Benefit Option (Highest Anniversary Value)
7512              Death Benefit Option (Highest Anniversary Value) effective
                  1/16/2007
7475              Death Benefit Option (5% Rollup)
7476              Death Benefit Option (4% Rollup)
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7513              Death Benefit Option (Comb HAV and 5% Rollup) effective
                  1/16/2007
7479              Death Benefit Option (Comb HAV and 4% Rollup)
7557              Death Benefit Option (5% Rollup) effective 10/6/2008
7559              Death Benefit Option (6% Rollup) effective 10/6/2008
7556              Death Benefit Option (HQV) effective 10/6/2008
7558              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  10/6/2008
7560              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  10/6/2008

7595              Death Benefit Option (HQV) effective 4/6/2009
7596              Death Benefit Option (5% Rollup) effective 4/6/2009
7598              Death Benefit Option (6% Rollup) effective 4/6/2009
7597              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  4/6/2009
7599              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  4/6/2009

Washington State Only
7481WA            Death Benefit Option (3% Rollup)
7482WA            Death Benefit Option (Comb HAV and 3% Rollup)
7515WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  1/16/2007
7556AWA           Death Benefit Option (HQV) effective 10/6/2008
7564AWA           Death Benefit Option (3%) effective 10/6/2008
7565AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  10/6/2008
7595AWA           Death Benefit Option (HQV) effective 4/6/2009
7600AWA           Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  4/6/2009

Perspective Advisors II

     o    VA410 is an individual flexible premium variable and fixed annuity

     o    VA410G is a group flexible premium variable and fixed annuity

A)   Separate Account Investment Division Option

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC. Share class is the 12b-1-share class. (see Schedule B-2).

B)   Guaranteed Minimum Income Benefits

Form Number*      Policy Description
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006
7524              6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA          6% Roll-up GMIB with Annual Reset for Washington state,
                  effective 12/3/2007
7524 A WA Unisex  6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551              6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008
7551A WA          6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state
7551A WA Unisex   6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state

C)   Optional Benefits

Form Number*      Policy Description
7360              Earnings Protection
7460              Premium Credit (2%)
7470              Death Benefit Option (Highest Anniversary Value)
7512              Death Benefit Option (Highest Anniversary Value) effective
                  1/16/2007
7475              Death Benefit Option (5% Rollup)
7476              Death Benefit Option (4% Rollup)
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7513              Death Benefit Option (Comb HAV and 5% Rollup) effective
                  1/16/2007
7479              Death Benefit Option (Comb HAV and 4% Rollup)
7557              Death Benefit Option (5% Rollup) effective 10/6/2008
7559              Death Benefit Option (6% Rollup) effective 10/6/2008
7556              Death Benefit Option (HQV) effective 10/6/2008
7558              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  10/6/2008
7560              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  10/6/2008
7595              Death Benefit Option (HQV) effective 4/6/2009
7596              Death Benefit Option (5% Rollup) effective 4/6/2009
7598              Death Benefit Option (6% Rollup) effective 4/6/2009
7597              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  4/6/2009

7599              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  4/6/2009

Washington State Only
7471WA            Death Benefit Option (3% Rollup) effective 10/4/2004
7472WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  10/4/2004
7481WA            Death Benefit Option (3% Rollup) effective 5/2/2005
7482WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  5/2/2005
7515WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  1/16/2007
7556AWA           Death Benefit Option (HQV) effective 10/6/2008
7564AWA           Death Benefit Option (3%) effective 10/6/2008
7565AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  10/6/2008
7595AWA           Death Benefit Option (HQV) effective 4/6/2009
7600AWA           Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  4/6/2009

Retirement Latitudes

     o    VA310 is an individual flexible premium variable and fixed annuity

     o    VA310G is a group flexible premium variable and fixed annuity

A)   Separate Account Investment Division Option

     o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

     o    Separate Account I is used for this Contract.

     o The Separate Account invests in Class A shares of one of the corresponding Series of the underlying fund of the JNL Series Trust and JNL Variable Fund LLC (see Schedule B-2).

B)   Guaranteed Minimum Income Benefits

Form Number*      Policy Description
7485              FutureGuard
7485A WA          FutureGuard for Washington State effective 1/17/2006
7485A WA Unisex   FutureGuard for Washington State effective 1/17/2006
7524              6% Roll-up GMIB with Annual Reset, effective 12/3/2007
7524A WA          6% Roll-up GMIB with Annual Reset for Washington state,
                  effective 12/3/2007
7524 A WA Unisex  6% Roll-up GMIB with Annual Reset for Washington state, effective 12/3/2007
7551              6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008
7551A WA          6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state
7551A WA Unisex   6% Roll-up GMIB with Annual Reset & No Cap, effective
                  10/6/2008 for Washington state

C)   Optional Benefits

Form Number*      Policy Description
7500              Additional Free Withdrawal Option (20% of Premium)
7360              Earnings Protection
7470              Death Benefit Option (Highest Anniversary Value)
7512              Death Benefit Option (Highest Anniversary Value) effective
                  1/16/2007
7475              Death Benefit Option (5% Rollup)
7478              Death Benefit Option (Comb HAV and 5% Rollup)
7513              Death Benefit Option (Comb HAV and 5% Rollup) effective
                  1/16/2007
7557              Death Benefit Option (5% Rollup) effective 10/6/2008
7559              Death Benefit Option (6% Rollup) effective 10/6/2008
7556              Death Benefit Option (HQV) effective 10/6/2008
7558              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  10/6/2008
7560              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  10/6/2008
7595              Death Benefit Option (HQV) effective 4/6/2009
7596              Death Benefit Option (5% Rollup) effective 4/6/2009
7598              Death Benefit Option (6% Rollup) effective 4/6/2009
7597              Death Benefit Option (Comb HQV and 5% Rollup) effective
                  4/6/2009
7599              Death Benefit Option (Comb HQV and 6% Rollup) effective
                  4/6/2009

7346 03/03        Premium Credit (4%)
7507              Premium Credit (5%), effective 1/16/2007
7380              Reduced Administration Charge
7499              Shorten Withdrawal Charge Period to 4 Years


Washington State Only
7481WA            Death Benefit Option (3% Rollup)
7482WA            Death Benefit Option (Comb HAV and 3% Rollup)
7515WA            Death Benefit Option (Comb HAV and 3% Rollup) effective
                  1/16/2007
7556AWA           Death Benefit Option (HQV) effective 10/6/2008
7564AWA           Death Benefit Option (3%) effective 10/6/2008
7565AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  10/6/2008
7595AWA           Death Benefit Option (HQV) effective 4/6/2009
7600AWA           Death Benefit Option (3% Rollup) effective 4/6/2009
7601AWA           Death Benefit Option (Comb HQV and 3% Rollup) effective
                  4/6/2009

* Includes any state specific variation of the above-described forms as of the EFFECTIVE DATE and any subsequent state specific variation, if such subsequent state specific variation does not have any impact on the risk assumed by the REINSURER. The CEDING COMPANY shall notify the REINSURER of any state specific variation after the EFFECTIVE DATE which could have any impact on the risk assumed by the REINSURER and such variation shall be treated the same as a policy form change under Article IV, Section B, provided that the REINSURER shall not unreasonably refuse to approve such subsequent state specific variation.

JNL ACE 2005 Treaty Schedule B-1 Amendment # 12

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement


--------------------------------------- ------------------------------------------------------------------- ------------------------
Fund Name                               Comment                                                             Product Availability
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/AIM International Growth Fund       Named changed from JNL/Putnam International Equity Fund effective   All
                                        5/2/05 and from JNL/JPM International Equity Fund effective
                                        12/3/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/AIM Large Cap Growth Fund                                                                               All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/AIM Global Real Estate Fund         New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective    All
                                        10/6/2008
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/AIM Small Cap Growth Fund                                                                               All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Capital Guardian Global Balanced    Name changed from JNL/FMR  Balanced Fund  effective  4/30/2007 and  All
Fund                                    from  JNL/FI  Balanced  Fund effective 12/3/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Capital Guardian Global Diversified Name changed from JNL/Select Global Growth Fund effective           All
Research Fund                           12/3/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Capital Guardian International      New 12/3/2007                                                       All
Small Cap Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Capital Guardian U.S. Growth Equity Name changed from JNL/Select Large Cap Growth Fund effective        All
Fund                                    12/3/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Credit Suisse Global Natural        New 1/16/2007                                                       All
Resources
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Credit Suisse Long/Short            New 1/16/2007                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Eagle Core Equity Fund                                                                                  All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Eagle Small Cap Equity Fund                                                                             All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Franklin Templeton Founding         New 1/16/2007                                                       All
Strategy
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Franklin Templeton Global Growth    New 1/16/2007                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Franklin Templeton Income Fund      New 5/1/2006                                                        All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Franklin Templeton Mutual Shares    New 1/16/2007                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Franklin Templeton Small Cap Value  New 5/2/05                                                          All
Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Goldman Sachs Core Plus Bond Fund   Name changed from JNL/Salomon Brothers Strategic Bond Fund          All
                                        effective 5/1/2006, from JNL/Western Strategic Bond Fund
                                        effective 1/16/2007, and from JNL/Western Asset Strategic Bond
                                        Fund  effective 4/30/2007.
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Goldman Sachs Emerging Markets Debt New 10/6/2008                                                       All
Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Goldman Sachs Mid Cap Value Fund    New 5/2/05                                                          All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Goldman Sachs Short Duration Bond   New 5/1/2006                                                        All
Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL Institutional Alt 20                New 4/6/2009                                                        All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL Institutional Alt 35                New 4/6/2009                                                        All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL Institutional Alt 50                New 4/6/2009                                                        All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL Institutional Alt 65                New 4/6/2009                                                        All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/JPMorgan International Value Fund                                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/JPMorgan                            Mid-Cap Growth Fund Name changed from JNL/FMR Capital Growth Fund   All
                                        effective   5/1/2006,  from  JNL/FMR  Mid-Cap  Equity  Fund
                                        effective   4/30/2007,   and  from  JNL/FI  Mid-Cap  Equity  Fund
                                        effective  12/3/2007.  Also,  JNL/Putnam  Mid-Cap Growth Fund was
                                        merged with this fund effective 12/3/2007.
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/JPMorgan U.S. Government & Quality  Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond    All
Bond Fund                               Fund effective 5/1/2006,from JNL/Western U.S. Govt. & Quality
                                        Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S.
                                        Govt. & Quality Bond Fund effective 4/30/2007.
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Lazard Emerging Markets Fund        New 5/1/2006                                                        All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Lazard Mid Cap  Equity Fund         Name changed from JNL/Lazard Mid Cap Value Fund effective           All
                                        3/31/2008
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/M&G Global Basics Fund              New 10/6/2008                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/M&G Global Leaders Fund             New 10/6/2008                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management 10 X 10   New 4/30/2007.                                                      All but Retirement
Fund                                                                                                        Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management 25 Fund                                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Bond                                                                          All
Index Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management                                                                               All but Retirement
Communications Sector Fund                                                                                  Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management
Consumer Brands Sector Fund                                                                                 All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Oil & Gas Name changed from JNL/Mellon Capital Management Energy Sector       All but Retirement
Sector Fund                             Fund  effective 5/2/2005                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management European  New 10/6/2008                                                       All
30 Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Financial All but Retirement Latitudes
Sector Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Global 15                                                                     All
Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management                                                                               All
International Index Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Index 5   New 4/30/2007.                                                      All but Retirement
Fund                                                                                                        Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management JNL 5                                                                         All
Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management JNL       New 5/1/2006                                                        All
Optimized 5 Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management           Name changed from JNL/Mellon Capital Management                     All but Retirement
Healthcare Sector Fund                  Pharmaceutical/Healthcare Sector Fund  effective 5/2/05             Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management NYSE(R)   New 4/30/2007.                                                      All but Retirement
International 25 Fund                                                                                       Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Pacific   New 10/6/2008                                                       All
Rim 30 Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management S&P (R)   New 4/30/2007.                                                      All but Retirement
SMid 60 Fund                                                                                                Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management S&P (R)   New 5/1/2006                                                        All
24 Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management S&P 400                                                                      All
MidCap Index Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management S&P 500   Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced      All
Index Fund                              S&P 500 Stock Index fund was merged into this fund.
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Select                                                                       All
Small-Cap Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Small Cap Effective 4/6/2009, the JNL/Lazard Small Cap Equity fund was        All
Index Fund                              merged into this fund.
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management                                                                               All but Retirement
Technology Sector Fund                                                                                      Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Dow SM    New 1/17/2006                                                       All
Dividend
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management The Dowsm Name changed effective 1/17/2006                                    All
10 Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management The       Name changed effective 1/17/2006                                    All
S&P(R) 10 Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management VIP Fund                                                                      All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Nasdaq(R) Name changed from JNL/Mellon Capital Management Nasdaq(R)15 Fund      All
25 Fund                                 effective 12/3/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Mellon Capital Management Value     Name changed from JNL/Mellon Capital Management Value Line(R) 25      All
Line(R)30 Fund                          Fund effective 12/3/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Oppenheimer Global Growth Fund                                                                          All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/PAM Asia ex-Japan Fund              New 3/31/2008                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/PAM China-India Fund                New 3/31/2008                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/PIMCO Real Return                   New 1/16/2007                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/PIMCO Total Return Bond Fund                                                                            All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/PPM America Core Equity Fund        Name changed from JNL/Putnam Equity Fund effective 12/3/2007        All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/ PPM America High Yield Bond Fund   Name changed from JNL/Salomon Brothers High Yield Bond Fund         All
                                        effective 5/1/2006, from JNL/Western High Yield Bond Fund
                                        effective 1/16/2007, and from JNL/Western Asset High Yield Bond
                                        Fund effective 4/30/2007.
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/PPM America Mid-Cap Value Fund      New 3/31/2008                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/PPM America Small Cap Value Fund    New 3/31/2008                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/PPM America Value Equity            Name changed from JNL/Putnam Value Equity Fund  effective           All  (Exclusion of
                                        1/16/2007                                                           Retirement Latitudes was
                                                                                                            lifted eff 10/6/08)
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Red Rocks Listed Private Equity     New 10/6/2008                                                       All
Fund
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P 4 Fund                          New 12/3/2007                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Competitive Advantage Fund      New 12/3/2007                                                       All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Disciplined Moderate            New 1/16/2007                                                       All but Fifth Third
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Disciplined Moderate Growth     New 1/16/2007                                                       All but Fifth Third
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Disciplined Growth              New 1/16/2007                                                       All but Fifth Third
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Dividend Income & Growth Fund   New 12/3/2007                                                       All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Intrinsic Value Fund            New 12/3/2007                                                       All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P  Managed Growth Fund                                                                                All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Managed Aggressive Growth Fund                                                                      All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Managed Conservative Fund                                                                           All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Managed Moderate Fund                                                                               All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Managed Moderate Growth Fund                                                                        All

--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Retirement Income               New 1/17/2006                                                       All but Fifth Third and
                                                                                                            Retirement Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Retirement 2015                 New 1/17/2006                                                       All but Fifth Third and
                                                                                                            Retirement Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Retirement 2020                 New 1/17/2006                                                       All but Fifth Third and
                                                                                                            Retirement Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Retirement 2025                 New 1/17/2006                                                       All but Fifth Third and
                                                                                                            Retirement Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/S&P Total Yield Fund                New 12/3/2007                                                       All but Retirement
                                                                                                            Latitudes
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Select Balanced Fund                                                                                    All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Select Money Market Fund                                                                                All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/Select Value Fund                                                                                       All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/T. Rowe Price Established Growth    JNL/Alliance Capital Growth Fund was merged with this fund          All
Fund                                    5/2/05.  JNL/Alger Growth Fund and JNL Oppenheimer Growth Fund
                                        were merged with this fund on 4/30/2007.
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund
All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
JNL/T. Rowe Price Value Fund All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------

--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
Fifth Third Balanced VIP Fund           Fund no longer available for new investments effective 8/13/2007    Fifth Third Only
                                        and was liquidated effective 10/12/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
Fifth Third Disciplined Value VIP Fund  Fund no longer available for new investments effective 8/13/2007    Fifth Third Only
                                        and was liquidated effective 10/12/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
Fifth Third Mid Cap VIP Fund            Fund no longer available for new investments effective 8/13/2007    Fifth Third Only
                                        and was liquidated effective 10/12/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
Fifth Third Quality Growth VIP Fund     Fund no longer available for new investments effective 8/13/2007    Fifth Third Only
                                        and was liquidated effective 10/12/2007
--------------------------------------- ------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------------------------------------------------------




JNL General Account
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
Guaranteed Five Year Fixed                                                                                  All but Advisors II and
                                                                                                            Perspective A Series
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
12 Month DCA                                                                                                All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
6 Month DCA                                                                                                 All
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
Guaranteed One Year Fixed                                                                                   All but Advisors II
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
Guaranteed Seven Year Fixed                                                                                 All but Advisors II and
                                                                                                            Perspective A Series
--------------------------------------- ------------------------------------------------------------------- ------------------------
--------------------------------------- ------------------------------------------------------------------- ------------------------
Guaranteed Three Year Fixed                                                                                 All but Advisors II and
                                                                                                            Perspective A Series
--------------------------------------- ------------------------------------------------------------------- ------------------------



JNL ACE 2005 Treaty Schedule B-2 Amendment 12

                                   SCHEDULE D

                       QUARTERLY REINSURANCE PREMIUM RATE

The QUARTERLY REINSURANCE PREMIUM RATE, subject to the terms and conditions of this Agreement, is shown in the table below for each GMIB TYPE. It applies to all CONTRACT TYPEs, and is guaranteed while the reinsurance coverage is in effect.



GMIB TYPE Form Number                                         Quarterly Rate

If has not elected GMDB forms 7557, 7558, 7559, 7560, 7596, 7597, 7598, 7599:

7454, 7485, 7485A WA, 7485A WA Unisex                .XXXXX
7524, 7524A WA, 7524A WA Unisex                      .XXXXX
7551, 7551A WA, 7551A WA Unisex                      .XXXXX

If has elected GMDB forms 7557, 7558, 7559, 7560, 7596, 7597, 7598, 7599:

7454, 7485, 7485A WA, 7485A WA Unisex                 .XXXXX
7524, 7524A WA, 7524A WA Unisex                       .XXXXX
7551, 7551A WA, 7551A WA Unisex                       .XXXXX


JNL ACE 2005 Treaty Schedule D Amendment # 12